EXHIBIT 99.1


DHB INDUSTRIES INC.

                          NEWS FROM DHB INDUSTRIES INC
                  2102 SW 2nd Street * Pompano Beach, FL 33069
                   Tel: 954-630-0900 * www.dhbindustries.com


                                               COMPANY CONTACT: Larry Ellis, CAO
                                                                954-630-0900
                                                                lellis@dhbt.com

FOR IMMEDIATE RELEASE


 DHB INDUSTRIES, INC. RECEIVES DELISTING NOTICE FROM THE AMERICAN STOCK EXCHANGE


         Pompano Beach, Florida, June 30, 2006 - DHB Industries, Inc. (AMEX:DHB), a leader in the field of protective body armor, announced that it received a notice on June 26, 2006 from the American Stock Exchange ("Amex"), the national securities exchange that maintains the principal listing for the Company's common stock, regarding the staff of the Amex's determination to proceed with the filing of an application with the Securities and Exchange Commission (the "SEC') to strike the common stock of the Company from listing and registration on the Amex.

         As previously disclosed, the Company has engaged in extensive discussions and correspondence with the Amex over the last few months regarding the Company's non-compliance with certain of the Amex continued listing standards. Most recently (as previously disclosed), on June 7, 2006, the Company received an additional notice from the Amex stating that, among other things, in order to maintain its Amex listing, the Company must submit an updated plan of compliance to the Amex by June 16, 2006 advising the Amex of the action the Company has taken, or will take, that demonstrates the Company's ability to be in compliance with Sections 134, 1101 and 1003(f)(iii) of the Amex Company Guide (the "Company Guide") by no later than August 15, 2006. Additionally, in order to assist the Amex in its review of the Company's continued listing status and pursuant to the listing agreements by and between the Company and the Amex, and
Section 132(e) of the Company Guide, the Amex requested that the Company provide certain supplementary information to the Amex.

         The Company requested that the staff of the Amex grant an extension until June 21, 2006 for the Company to file an updated plan of compliance with the Amex and to provide the Amex with the requested supplementary information. The staff of the Amex granted the Company's extension request.

         On June 21, 2006, the Company submitted its updated plan of compliance and also provided the Amex with the supplementary information that it requested. After review of the updated plan, the staff of the Amex has determined that the amended plan does not make a reasonable demonstration of the Company's ability to regain compliance by August 15, 2006, and as a result, the staff of the Amex feels that it is appropriate to initiate immediate delisting procedures at this time.


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         The Company does not intend to appeal the staff's determination and anticipates that the delisting will be effective on or after July 5, 2006. The Company intends to work with AlixPartners to complete its financial statements and seek relisting on the Amex or another exchange when that process is complete. The Company is unable to predict if and when trading of the Company's securities might resume and on what market or markets at this time.

         As previously disclosed, the Company is also not in compliance with the audit committee listing requirements set forth in Sections 121(B)(2)(a) and 121(B)(2)(a)(ii) of the Company Guide.

ABOUT DHB INDUSTRIES, INC

DHB Industries, Inc.'s Armor Group is in the protective body armor industry. Its highly recognized subsidiaries, Point Blank Body Armor Inc. (www.pointblankarmor.com) and Protective Apparel Corporation of America (PACA) (www.pacabodyarmor.com), are focused on the design, manufacture, and distribution of bullet resistant and protective body armor for military, law enforcement, and corrections in the U.S. and worldwide. DHB Sports Group produces and markets a comprehensive line of athletic supports and braces which are merchandised through national superstore chains as well as through private label distributors.

The Company maintains facilities in Deerfield Beach, FL, Oakland Park, FL, Pompano Beach, FL, Jacksboro, TN and Washington, DC. To learn more about DHB Industries Inc., visit the website at (www.dhbindustries.com).

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THE STATEMENTS WHICH ARE NOT HISTORICAL FACTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED LARGELY ON THE COMPANY'S EXPECTATIONS AND ARE SUBJECT TO VARIOUS BUSINESS RISKS AND UNCERTAINTIES, CERTAIN OF WHICH ARE BEYOND THE COMPANY'S CONTROL. WORDS SUCH AS "EXPECTS," "ANTICIPATES," "TARGETS," "GOALS," "PROJECTS," "INTENDS," "PLANS," "BELIEVES," "SEEKS," "ESTIMATES," VARIATIONS OF SUCH WORDS, AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS THAT SPEAK AS OF THE DATE HEREOF AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, (1) EXPECTATIONS AS TO THE TIMING OF THE FILING OF THE REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005 AND THE QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTERLY PERIOD ENDED MARCH 31, 2006, (2) ANY LISTING REQUIREMENTS WHICH MAY BE PRESCRIBED OR ANY DETERMINATION WHICH MAY BE MADE BY THE AMERICAN STOCK EXCHANGE, (3) UNCERTAINTY OF FUTURE FINANCIAL RESULTS, (4) ADDITIONAL FINANCING REQUIREMENTS, (5) DEVELOPMENT OF NEW PRODUCTS, (6) GOVERNMENT APPROVAL PROCESSES, (7) THE IMPACT OF COMPETITIVE PRODUCTS OR PRICING, (8) TECHNOLOGICAL CHANGES, (9) THE EFFECT OF POLITICAL AND ECONOMIC CONDITIONS, (10) THE OUTCOME AND IMPACT OF THE CLASS ACTION AND OTHER LITIGATION TO WHICH THE COMPANY IS A PARTY AND THE SECURITIES AND EXCHANGE COMMISSION AND OTHER INVESTIGATIONS REGARDING THE COMPANY, AND (11) OTHER UNCERTAINTIES DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS THAT SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT ANY CHANGE IN THE EXPECTATIONS OF OUR MANAGEMENT WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENTS ARE BASED.

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